                                                                    EXHIBIT 99.1

[SciQuest LOGO]

SciQuest Reports First Quarter 2003 Results

Recurring base of revenues continues to grow from multi-year subscription customers

Increased revenues and reduced expenses drive improved EPS

Solid quarter-end cash position of $27 million

RESEARCH TRIANGLE PARK, N.C., April 29, 2003 - SciQuest, Inc. (NASDAQ: SQST) today reported a net loss of $3.7 million, or ($.12) per share, before non-cash and other charges, for the first quarter of 2003, based on pro forma diluted weighted average shares outstanding. On a GAAP basis, the net loss, including non-cash and other charges, for the first quarter of 2003 was $5.5 million, or ($.19) per share.

"During the first quarter, the SciQuest team made great progress in building the sales pipeline, expanding our market presence among customers, introducing several new software products and reducing expenses," said Stephen J. Wiehe, CEO of SciQuest. "These efforts resulted in simultaneous improvements in revenue and expense performance and position the Company well for future success."

"We continue to execute on a very targeted marketing and sales program designed to enhance lead generation and contract closings. SciQuest is gaining market penetration, in part, because of its vertically focused business model. By building solutions, marketing programs and a streamlined sales force that are focused by vertical competence, SciQuest is aligned to meet the unique procurement and materials management needs of its targeted markets," Wiehe explained.

"We remain confident that our persistence, focus, and long-term customer relationships will ultimately reward our shareholders," Wiehe concluded. "Deep customer relationships in attractive verticals with recurring revenue streams is our formula for maximizing value for our customers and stockholders."

First Quarter Results
Revenues in the first quarter of 2003 consisted of $1.9 million from licenses and other professional services, which is up from $1.7 million in the fourth quarter of 2002 and $1.7 million in the first quarter of 2002.

Gross profit, before non-cash and other charges, in the first quarter of 2003 was $1.2 million, compared to $1.1 million in the fourth quarter of 2002. Gross profit, before non-cash and other charges, was $1.0 million in the first quarter of 2002. Gross margin, before non-cash and other charges, in the first quarter of 2003 was 62%, which compared to 64% in the fourth quarter of 2002 and 62% in the first quarter of 2002. In the first quarter of 2003, gross profit, including non-cash and other charges, was ($120,799) compared to ($144,014) in the fourth quarter of 2002 and $137,472 in the first quarter of 2002.

In the first quarter of 2003, operating expenses, before non-cash and other charges, were $5.0 million, a 14% reduction from $5.8 million in the fourth quarter of 2002. The decrease reflected continuing efforts to control and reallocate resources throughout the organization. In addition to operating expenses in the first quarter of 2003, the Company recorded a restructuring charge of $380,000 related to severance costs for eliminated positions, which is excluded from operating expenses before non-cash and other charges. In the first quarter of 2002, operating expenses, before non-cash and other charges, were $5.0 million. In the first quarter of 2003, operating expenses, including non-cash and other charges, were $5.5 million compared to $8.8 million in the fourth quarter of 2002 and $14.8 in the first quarter of 2002.

The Company's net loss, before non-cash and other charges, for the first quarter of 2003 was $3.7 million, or ($.12) per share, based on 29.5 million pro forma diluted weighted average shares outstanding. In the fourth quarter of 2002, SciQuest reported a net loss, before non-cash and other charges, of $4.6 million, or ($.15) per diluted share. In the first quarter of 2002, SciQuest reported a net loss, before non-cash and other charges, of $3.7 million, or ($.11) per diluted share.

In the first quarter of 2003, the net loss, including non-cash and other charges, was $5.5 million, or ($.19) per share. In the fourth quarter of 2002, the net loss, including non-cash and other charges, was $8.8 million, or ($.30) per share. In the first quarter of 2002, the net loss, including non-cash and other charges, was $52.6 million, or ($1.81) per share, which included the cumulative effect of an accounting change for the impairment of goodwill equal to $38 million, or ($1.32) per share.

Cash and investments at March 31, 2003 equaled $27.2 million.

This release contains financial measures that exclude "non-cash and other charges", which are non-GAAP financial measures. SciQuest management believes that these non-GAAP financial measures provide investors with greater insight to its operating results, including the impact of SciQuest's operating performance on its cash position, by excluding expenses that do not result in cash charges, require cash settlement or are non-recurring. SciQuest management uses these non-GAAP financial measures internally to measure and analyze the company's operating and financial performance. This release contains a reconciliation of these non-GAAP financial measures to SciQuest's GAAP financial statements under the caption "Reconciliation of Pro Forma Earnings and Other Pro Forma Financial Measures to GAAP Financial Statements (Unaudited)."

Highlights since December 31, 2002:

..    Arizona State University signed a multi-year contract to license the
     SciQuest HigherMarkets e-procurement solution. The University is a leader among public universities and invested more than $100 million in research and development in 2002.

..    The University of Nottingham signed an agreement to license the SciQuest
     HigherMarkets e-procurement solution. The University of Nottingham is one of the top ten research universities in the United Kingdom, with 2001-2002 research grants and contracts in excess of $128 million.

..    The University of Pennsylvania, one of the top 10 research universities in the U.S., signed an agreement for SciQuest to develop a supplier promotion module to enhance the University's existing Oracle e-procurement system.

..    Emory University licensed the SelectSite Spend Director supplier enablement solution to manage product information for key suppliers.

..    The University of Michigan signed a multi-year contract to license the
     SciQuest HigherMarkets e-procurement solution. The University of Michigan is consistently ranked the third largest school in the U.S. based on research and development spending of $565 million in 2002.

..    The University of Arizona signed a multi-year contract to license the
     SciQuest HigherMarkets e-procurement solution as part of a collaboration between SciQuest and IT consulting firm, AMS. The University ranks 15th among U.S. public universities based on research and development spending of $345 million in 2000.

..    Six biotechnology and research organizations signed contracts to license the SciQuest SelectSite e-procurement solution.

..    The research and development business unit of a multinational Fortune 50 industrial technology and services company signed a contract to license SciQuest Enterprise Reagent Manager software.

..    SciQuest hosted the second annual Next Level Conference and User Forum to discuss trends and issues surrounding campus e-procurement March 2-5, 2003 in Tempe, Arizona.

..    SciQuest announced a multi-year agreement with SCT (Nasdaq: SCTC) to jointly market the SciQuest HigherMarkets e-procurement solution to SCT clients.

..    SciQuest announced the launch of LifeCycle Biologicals Manager, a specialized materials management solution for biological samples and related data.

..    SciQuest announced a partnership with Essex Technology to deliver LifeCycle
     BioBox, a materials management appliance designed to make effective biological sample management accessible and affordable for emerging life science companies.

..    SciQuest launched SelectSite Spend Director, a multi-commodity supplier enablement, catalog management and contract compliance solution for research-intensive organizations.

SciQuest will host a conference call to discuss the first quarter 2003 results and future outlook at 10:00 a.m. ET on April 29, 2003. The conference call will be available live via web cast on SciQuest's web site at www.sciquest.com, in the Investor Relations section. The call will also be available via telephone at 888-987-0082 for domestic callers and +1-484-630-0993 for international callers (passcode: SciQuest Q1 2003). The dial-in number for the replay will be 888-566-0572 for domestic callers and +1-402-998-0838 for international callers (no passcode is necessary). The telephone replay will be available until midnight on Friday, May 9, 2003.

About SciQuest
SciQuest provides technology, services and domain expertise to optimize procurement and materials management for the life sciences, industrial research and higher education markets. SciQuest solutions enable research-intensive organizations to reduce costs, improve quality and speed the process of innovation by helping them find and acquire resources and manage the lifecycle of critical assets.

Many of the world's leading pharmaceutical, biotechnology, chemical and academic organizations rely on SciQuest solutions to streamline the Innovation Supply Chain including GlaxoSmithKline, Pfizer, Roche, Schering-Plough Research Institute, Procter & Gamble, the Rensselaer Polytechnic University and Indiana University. SciQuest is headquartered in Research Triangle Park, NC, with offices in Philadelphia, San Francisco and London. For more information about SciQuest, please visit www.sciquest.com or call +1-919-659-2100.

Statements in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties, including all statements regarding the Company's sales execution, opportunities for future growth, position for future success and future rewards for stockholders. For such statements, the Company claims the protection of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995. The potential risks and uncertainties associated with these forward-looking statements could cause actual results to differ materially from those presented herein, and the reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ from those contained in the forward-looking statements are discussed in the Company's Annual Report on Form 10-K for the period ended December 31, 2002, filed with the Securities and Exchange Commission, under the caption "Factors That May Affect Future Results", and include the risk that forecasting future performance may be difficult and that the Company may not achieve profitability.

SciQuest and SelectSite are registered trademarks of SciQuest, Inc. LifeCycle and HigherMarkets are trademarks of SciQuest, Inc.

Contacts:

Media Relations:                Investor Relations:
Amber Link                      Peyton Anderson
919-659-2146                    919-659-2103
alink@sciquest.com              panderson@sciquest.com

                                -- End of Text --

                             -- Tables to Follow --

SciQuest
Condensed Statements of Operations (Unaudited)

                                                                                Quarter      Quarter      Quarter
                                                                                 Ended        Ended        Ended
                                                                                3/31/03     12/31/02      3/31/02
                                                                             ------------  -----------  ------------
Revenues:
  License fees and other professional services ...........................   $  1,881,029  $ 1,716,032  $  1,677,539
                                                                             ------------  -----------  ------------
Cost of revenues:
  Cost of license fees and other professional services ...................        723,200      620,489       644,490
  Amortization of acquired and capitalized software costs related to
     license fees ........................................................      1,278,628    1,239,557       895,577
                                                                             ------------  -----------  ------------
    Total cost of revenues ...............................................      2,001,828    1,860,046     1,540,067
                                                                             ------------  -----------  ------------
    Gross profit (loss) ..................................................       (120,799)    (144,014)      137,472
                                                                             ------------  -----------  ------------
Operating expenses:
  Development. ...........................................................      1,281,215    1,482,968     1,805,911
  Non-cash stock-based employee compensation .............................         62,377       68,912        69,462
                                                                             ------------  -----------  ------------
    Total development expenses ...........................................      1,343,592    1,551,880     1,875,373
                                                                             ------------  -----------  ------------

  Sales and marketing. ...................................................      1,313,799    1,517,437     1,183,393
  Non-cash stock-based employee comp. and customer acquisition ...........         15,797        7,567       698,113
                                                                             ------------  ----------   ------------
    Total sales and marketing expenses ...................................      1,329,596    1,525,004     1,881,506
                                                                             ------------  -----------  ------------

  General and administrative .............................................      2,388,311    2,824,237     1,996,151
  Non-cash stock-based employee comp. and  amortization of intangibles ...         30,310       30,712     1,846,528
                                                                             ------------  -----------  ------------
    Total general and administrative expenses ............................      2,418,621    2,854,949     3,842,679
                                                                             ------------  -----------  ------------
  Restructuring ..........................................................        380,000    2,900,000            --
  Impairment of intangible assets                                                      --           --     7,155,914
    Total operating expenses .............................................      5,471,809    8,831,833    14,755,472
                                                                             ------------  -----------  ------------
Operating loss ...........................................................     (5,592,608)  (8,975,847)  (14,618,000)
                                                                             ------------  -----------  ------------
Other income (expense):
  Interest income ........................................................        161,940      226,256       317,232
  Interest expense .......................................................        (20,137)     (44,964)      (27,472)
  Other, net .............................................................            463      (13,496)        5,738
                                                                             ------------  -----------  ------------
    Total other income (expense), net ....................................        142,266      167,796       295,498
                                                                             ------------  -----------  ------------

Loss before cumulative effect of accounting change for impairment of
   goodwill ..............................................................     (5,450,342)  (8,808,051)  (14,322,502)
Cumulative effect of accounting change for impairment of goodwill ........             --           --   (38,257,357)
                                                                             ------------  -----------  ------------
Net loss .................................................................   $ (5,450,342) $(8,808,051) $(52,579,859)
                                                                             ============  ===========  ============
Net loss per common share--basic and diluted:
    Before cumulative effect of accounting change ........................   $      (0.19) $     (0.30) $      (0.49)
    Cumulative effect of accounting change ...............................             --           --         (1.32)
                                                                             ------------  -----------  ------------
          Net loss per share-basic and diluted ...........................   $      (0.19) $     (0.30) $      (1.81)
                                                                             ============  ===========  ============

Weighted-average common shares outstanding--basic and diluted ............     29,417,700   29,746,880    29,012,078

Supplemental information on pro forma net loss before non-cash items, amortization of capitalized software costs, restructuring charges and accounting changes:

  Revenue ................................................................   $  1,881,029  $ 1,716,032  $  1,677,539
                                                                             ============  ===========  ============
  Gross profit ...........................................................   $  1,157,829  $ 1,095,543  $  1,033,049
                                                                             ============  ===========  ============
  Operating expenses before depreciation and amortization ................   $  4,297,478  $ 4,880,092  $  4,031,399
  Depreciation and amortization of internally used software ..............        685,847      944,550       954,056
                                                                             ------------  -----------  ------------
  Operating expenses .....................................................   $  4,983,325  $ 5,824,642  $  4,985,455
                                                                             ============  ===========  ============
  Net loss ...............................................................   $ (3,683,230) $(4,561,303) $ (3,656,908)
                                                                             ============  ===========  ============

Pro forma net loss per share before non-cash items, amortization of capitalized software costs, restructuring charges and accounting changes:

  Basic ..................................................................   $      (0.13) $     (0.15) $      (0.13)
                                                                             ============  ===========  ============
  Diluted (pro forma) ....................................................   $      (0.12) $     (0.15) $      (0.11)
                                                                             ============  ===========  ============

  Weighted-average common shares outstanding:
  Basic ..................................................................     29,417,700   29,746,880    29,012,078
  Diluted (pro forma) ....................................................     29,527,099   29,866,588    33,292,039


*See attached page for reconciliation between GAAP and pro forma earnings
(loss).

SciQuest
Reconciliation of Pro Forma Earnings and Other Pro Forma Financial Measures to GAAP Financial Statements (Unaudited)

                                                                                           Quarter        Quarter         Quarter
                                                                                            Ended          Ended           Ended
                                                                                           3/31/03        12/31/02        3/31/02
                                                                                           -------        --------        -------
Gross profit:
  GAAP gross profit (loss) ...........................................................   $   (120,799)  $   (144,014)  $    137,472
  Amortization of acquired and capitalized software costs related to license fees ....      1,278,628      1,239,557        895,577
                                                                                         ------------   ------------   ------------
    Pro forma gross profit ...........................................................   $  1,157,829   $  1,095,543   $  1,033,049
                                                                                         ============   ============   ============
Operating expenses:
  GAAP operating expenses ............................................................   $  5,471,809   $  8,831,833   $ 14,755,472
  Non-cash stock-based employee compensation, customer acquisition and
    amortization of intangibles ......................................................        108,484        107,191      2,614,103
  Restructuring ......................................................................        380,000      2,900,000             --
  Impairment of intangible assets ....................................................             --             --      7,155,914
                                                                                         ------------   ------------   ------------
    Pro forma operating expenses .....................................................   $  4,983,325   $  5,824,642   $  4,985,455
                                                                                         ============   ============   ============
Net loss:
  GAAP net loss ......................................................................   $ (5,450,342)  $ (8,808,051)  $(52,579,859)
  Amortization of acquired and capitalized software costs related to license fees ....      1,278,628      1,239,557        895,577
  Non-cash stock-based employee compensation, customer acquisition and
    amortization of intangibles ......................................................        108,484        107,191      2,614,103
  Restructuring ......................................................................        380,000      2,900,000             --
  Impairment of intangible assets ....................................................             --             --      7,155,914
  Cumulative effect of accounting change for impairment of goodwill ..................             --             --     38,257,357
                                                                                         ------------   ------------   ------------
    Pro forma net loss ...............................................................   $ (3,683,230)  $ (4,561,303)  $ (3,656,908)
                                                                                         ============   ============   ============
    Pro forma net loss per basic share ...............................................   $      (0.13)  $      (0.15)  $      (0.13)
                                                                                         ============   ============   ============
    Pro forma net loss per diluted share .............................................   $      (0.12)  $      (0.15)  $      (0.11)
                                                                                         ============   ============   ============

Weighted-average common shares outstanding--basic ....................................     29,417,700     29,746,880     29,012,078
Weighted-average common shares outstanding--diluted (pro forma) ......................     29,527,099     29,866,588     33,292,039

Net loss per share:
  GAAP net loss ......................................................................   $      (0.19)  $      (0.30)  $      (1.81)
  Amortization of acquired and capitalized software costs related to license fees                0.04           0.04           0.03
  Non-cash stock-based employee compensation, customer acquisition and
    amortization of intangibles ......................................................           0.01           0.01           0.09
  Restructuring ......................................................................           0.01           0.10             --
  Impairment of intangible assets ....................................................             --             --           0.24
  Cumulative effect of accounting change for impairment of goodwill ..................             --             --           1.32
                                                                                         ------------   ------------   ------------
    Pro forma net loss per basic share ...............................................   $      (0.13)  $      (0.15)  $      (0.13)
                                                                                         ============   ============   ============
    Pro forma net loss per diluted share .............................................   $      (0.12)  $      (0.15)  $      (0.11)
                                                                                         ============   ============   ============
Pro forma weighted-average common shares outstanding--diluted:

  GAAP weighted-average common shares outstanding--basic .............................     29,417,700     29,746,880     29,012,078
  Potential common shares ............................................................        109,399        119,708      4,279,961
                                                                                         ------------   ------------   ------------

    Pro forma weighted-average common shares outstanding--diluted ....................     29,527,099     29,866,588     33,292,039
                                                                                         ============   ============   ============

Note: Pro forma figures exclude non-cash items, amortization of capitalized software costs, restructuring charges and accounting changes.

SciQuest
Condensed Balance Sheets

                                                                March 31,           December 31,
                                                                  2003                  2002
                                                              -------------      ----------------
                                                               (Unaudited)
ASSETS
Current assets
     Cash and short-term investments                          $  21,317,399      $     21,901,411
     Accounts receivable                                          1,460,625             2,293,902
     Other current assets                                         2,067,014             2,837,131
                                                              -------------        --------------
        Total current assets                                     24,845,038            27,032,444
                                                              -------------        --------------

Long-term investments                                             5,868,028             9,254,841
Property and equipment - net                                      2,102,005             2,734,113
Capitalized software and web site development - net               7,661,118             8,192,335
Other intangible assets - net                                       286,281               415,642
Other assets                                                        394,779               209,961
                                                              -------------        --------------

Total assets                                                  $  41,157,249        $   47,839,336
                                                              =============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $   8,014,280        $    8,753,930
Capital lease obligations and long-term debt                      1,862,833             1,862,833
                                                              -------------        --------------
Total liabilities                                                 9,877,113            10,616,763
                                                              -------------        --------------

Stockholders' equity (29,041,606 and
   30,147,319 common shares
   outstanding, net of treasury shares,
   as of March 31, 2003 and Dec. 31,
   2002, respectively)                                           31,280,136            37,222,573
                                                              -------------        --------------

Total liabilities and stockholders' equity                    $  41,157,249        $   47,839,336
                                                              =============        ==============